UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – November 17, 2009

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
The Company has entered into an Employment Agreement, effective November 30, 2009, with Alan W. Dakey, President and CEO. A copy of this agreement is included as Exhibit 10.15 to this report.

Item 9.01	Financial Statements and Exhibits
10.15 Employment Agreement between Peoples Financial Services Corp. and Alan W. Dakey

 EXHIBIT INDEX

Exhibit		Page Number of Manually Signed Original
10.15	Employment Agreement between Peoples Financial Services Corp. and Alan W. Dakey	4

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	Richard S. Lochen, Jr.
Dated: November 17, 2009		By: Richard S. Lochen, Jr. President & CEO

	/s/	Debra E. Dissinger
Dated: November 17, 2009		By: Debra E. Dissinger Executive Vice President/COO/CRO

	/s/	Joseph M. Ferretti
Dated: November 17, 2009		By: Joseph M. Ferretti Vice President/CCO

	/s/	Frederick J. Malloy
Dated: November 17, 2009		By: Frederick J. Malloy Vice President/Controller